partech.com Q4 ‘23 Earnings Presentation February 27, 2024 NYSE: PAR

partech.com Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation about our business, financial condition, and results of operations. Factors, risks, trends and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation include, among others, unfavorable macroeconomic conditions, such as recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; geopolitical events, including the effects of the Russia-Ukraine war, tensions with China and between China and Taiwan, the Israel-Hamas conflict and other hostilities in the Middle East; the competitive marketplace for talent and its impact on employee recruitment and retention; component shortages, inventory management, and/or manufacturing disruptions and logistics challenges; risks associated with our international operations; the effects of global pandemics, such as COVID-19, or other public health crises; our ability to maintain proper and effective internal control over financial reporting; changes in estimates and assumptions we make in connection with the preparation of our financial statements, in building our business and operational plans, and in executing our strategies; and the other factors, risks, trends and uncertainties discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non- GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of December 31, 2023. Trademarks. “PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "PAR® Pay”, “PAR® Payment Services” and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix A for non-GAAP reconciliation and Key Performance Indicators

partech.com A little about us...

partech.com Our Journey … Thus Far ... $136.9M Q4 2023

partech.com • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience Building a Unified Experience

partech.com Financial Review Fourth Quarter 2023 Highlights

partech.com Q4 ‘23 Financials Consolidated Highlights • 10% increase in revenue from Q4 2022 Subscription Service Highlights • 23% increase in ARR from Q4 2022 • 18% increase in revenue from Q4 2022 Three Months Ended December 31 in thousands 2023 2022 Revenues, net: Hardware $ 24,400 $ 29,590 Subscription service 32,897 27,908 Professional service 12,603 13,479 Contract 37,808 26,673 Total revenues, net 107,708 97,650 Total gross margin 26,401 26,151 Operating expenses Sales and marketing 9,508 9,210 General and administrative 18,640 16,700 Research and development 14,493 14,858 Amort of identifiable intangible assets 465 464 Adjustment to contingent consideration liability (1,700) (4,400) Total operating expenses 41,406 36,832 Other expense, net (152) (420) Loss on extinguishment of debt (635) — Interest expense, net (1,779) (1,757) Loss before provision for income taxes (17,571) (12,858) Provision for income taxes (1,058) (623) Net loss (18,629) (13,481) Non-GAAP adjustments 9,355 6,438 Adjusted net loss (9,274) (7,043) Adjusted diluted net loss per share (0.33) (0.26) Adjusted weighted average shares 27,968 27,118 All amounts in thousands, except for Adjusted diluted net loss per share

partech.com Quarterly KPI Trends ARR ($‘000,000) 58.9 59.4 60.9 62.2 63.8 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 8% Y/Y Growth Active Sites (‘000) 69.9 68.1 70.5 68.1 70.8 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 1% Y/Y Growth Guest Engagement (Punchh + MENU) Year-over-year metrics are for the quarter ended 12/31/2023 compared to the quarter ended 12/31/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites.

partech.com Quarterly KPI Trends Operator Solutions (Brink POS + PAR Payment Services + PAR Pay) ARR ($‘000,000) Year-over-year metrics are for the quarter ended 12/31/2023 compared to the quarter ended 12/31/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 41.6 45.2 50.0 53.8 60.2 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 45% Y/Y Growth Active Sites (‘000) 19.5 20.5 21.5 22.5 23.3 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 19% Y/Y Growth

partech.com Quarterly KPI Trends Back Office (Data Central) ARR ($‘000,000) Year-over-year metrics are for the quarter ended 12/31/2023 compared to the quarter ended 12/31/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 10.9 11.3 11.6 12.4 13.0 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 19% Y/Y Growth Active Sites (‘000) 7.0 7.1 7.2 7.5 7.7 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 10% Y/Y Growth

partech.com Annual KPI Trends ARR ($‘000,000) (1) Adjusted Subscription Service Gross Margin is a non-GAAP financial measure. Please see Appendix A for a detailed reconciliation to Subscription Service Gross Margin (GAAP). (2) The leveling off of Adjusted Subscription Service Gross Margin is primarily due to absorbing the initial growth of MENU and PAR Payment Services which are early stage products. CAGR stands for Compounded Annual Growth Rate. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 88.2 111.4 136.9 2021 2022 2023 Subscription Service 25% CAGR Adjusted Subscription Service Gross Margin(1) 66% 73% 66% 2021 2022 2023 (2)

partech.com Annual KPI Trends Subscription Service S&M and R&D Expense as a % of ARR (1) Subscription Service S&M and R&D expense is a non-GAAP financial measure. Please see Appendix A for a detailed reconciliation to S&M and R&D expense, respectively. Please see Appendix A — Key Performance Indicators for more information on ARR. May not sum/recalculate due to rounding. 55% 64% 63% 20% 24% 24% 35% 40% 39% Sales and Marketing % of ARR Research and Development % of ARR 2021 2022 2023 Effectively managing spend while absorbing strategic acquisitions (1) • Of the 9% growth from 2021 to 2022, 6% is inorganic growth due to the Punchh acquisition (3% S&M and 3% R&D) • Included in the 63% for 2023, 8% is inorganic due to the MENU acquisition (2% S&M and 6% R&D)

partech.com Appendix A

partech.com ($'000,000), except % 12 Months Ended Dec 2021 Dec 2022 Dec 2023 Subscription Service Revenue $63 $97 $123 Subscription Service Gross Margin 24 50 59 Add back Amortization from Acquired and Internally Developed Technology included in Subscription Service Gross Margin 17 21 22 Adjusted Subscription Service Gross Margin $41 $71 $81 Adjusted Subscription Service Gross Margin % 66% 73% 66% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of service revenue between subscription service revenue and professional service revenue that was implemented in Q4 2022. Adjusted Subscription Gross Margin Non-GAAP Reconciliation

partech.com ($'000,000), except % 3 Months Ended Dec 2022 Dec 2023 Subscription Service Revenue $28 $33 Subscription Service Gross Margin 15 16 Add back Amortization from Acquired and Internally Developed Technology included in Subscription Service Gross Margin 5 6 Adjusted Subscription Service Gross Margin $20 $21 Adjusted Subscription Service Gross Margin % 72% 65% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of service revenue between subscription service revenue and professional service revenue that was implemented in Q4 2022. Adjusted Subscription Gross Margin Non-GAAP Reconciliation

partech.com ($'000,000), except % 12 Months Ended Dec 2021 Dec 2022 Dec 2023 ARR $88 $111 $137 Total S&M Expense 24 35 39 Less: Hardware S&M Expense (7) (8) (5) Subscription Service S&M Expense $18 $27 $33 Subscription Service S&M Expense as a % of ARR 20% 24% 24% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of selling, general and administrative expense between sales and marketing expense and general and administrative expense that was implemented in Q4 2023. Subscription Service S&M Non-GAAP Reconciliation

partech.com ($'000,000), except % 12 Months Ended Dec 2021 Dec 2022 Dec 2023 ARR $88 $111 $137 Total R&D Expense 35 49 58 Less: Hardware R&D Expense (4) (5) (5) Subscription Service R&D Expense $31 $44 $53 Subscription Service R&D Expense as a % of ARR 35% 40% 39% May not sum/recalculate due to rounding. Subscription Service R&D Non-GAAP Reconciliation

partech.com 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $136.9M with significant opportunity to expand within existing customers and win new business. 1) Source: Technomic Investment Thesis

partech.com • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions, related software support, and transaction-based payment processing services. We calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. • “Activations” are calculated as of the end of each month based on the number of customers that have initiated use of our subscription services. Once “activated”, PAR begins to invoice/bill the customer. In specific cases with Punchh, invoicing takes place before activation take place. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective fiscal period. • “Adjusted Subscription Gross Margin” is a non-GAAP financial measure for PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology. • “Bookings” are customer purchase orders for subscription services; upon PAR's acceptance, the customer is obligated to purchase the subscription service and pay PAR for the subscription services. In specific cases with Punchh, bookings are added at the time of execution of the relevant master services agreement. • “Churn” reflects the negative change in Active Site count of PAR customers, for a specific period. Key Performance Indicators

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